UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2012

DECISIONPOINT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54200	37-1644635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19655 Descartes, Foothill Ranch
California, 92610-2609
(Address of principal executive offices) (Zip code)

(949) 465-0065
(Registrant's telephone number, including area code)

 Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 4, 2012, (“Closing Date”), DecisionPoint Systems, Inc. (the "Company”), 2314505 Ontario Inc., a wholly-owned subsidiary of the Company (“Purchaser”), Karen Dalicandro (“KD”), Donald Dalicandro (“DD”), and 2293046 Ontario Inc. (“KD Co” and together with KD, the “Vendors”) entered into a Share Purchase Agreement (“SPA”).  Pursuant to the SPA, Purchaser purchased all of the issued and outstanding shares of Apex Systems Integrators Inc. (“Apex”), a corporation organized under the laws of the Province of Ontario, Canada.  In consideration for the shares of Apex, on the Closing Date the Purchaser paid CDN$5,000,000 (“Closing Amount”), of which CDN$240,000 (the “Escrow Amount”) was placed in escrow with the Purchaser’s attorney and CDN$10,000 is held by the Purchaser as a holdback.  On the Closing Date, the Purchaser and Apex merged under the corporate name of Apex Systems Integrators Inc., and is hereafter referred to herein as “Apex”).

Closing costs and associated expenses either previously paid or payable in cash after the Closing Date total approximately $1,300,000, in addition to future issuance of 325,000 shares of the Company’s common stock more fully described in Item 2.03.

Under the SPA the following post-closing adjustments will be made:

(a)
if the Closing Working Capital as defined in the SPA as shown on the Closing Date Balance Sheet: (i) is less than CDN$200,000, the Closing Amount shall be reduced on a dollar for dollar basis by the amount of the shortfall; (ii) is greater than CDN$200,000, the Closing Amount shall be increased on a dollar for dollar basis by the amount of such excess; and (iii) is equal to CDN$200,000, there shall be no adjustment to the Closing Amount as a result of this provision;  and

(b)
the Closing Amount shall be reduced on a dollar for dollar basis by the amount of any liabilities (the “Liabilities on Closing”) of Apex on the Closing Date as shown on the Closing Date Balance Sheet, including any taxes payable and indebtedness of Apex (other than the executory obligations under contracts and all accounts payable and accrued liabilities of Apex incurred in the ordinary course of business) and excluding any liabilities otherwise adjusted pursuant to (a) above.

Under the SPA until 180 days from the Closing Date, the Purchaser may assign to the Vendors any and all delinquent receivables and the Vendors shall pay Apex an amount equal to the face value of such delinquent receivables.  If the Vendors fail to make such payment, Apex may receive payment out of escrow.

If EBITDA, as defined in the SPA, of Apex for the 12 months ending July 31, 2013 (“2013 EBITDA”) is equal to or less than CDN$2,000,000, then Apex shall pay to Vendors an amount equal to the product of the 2013 EBITDA multiplied by four (4) less the sum of CDN$5,000,000 (the “2013 EBITDA Basic Earn-Out Amount”), up to a maximum of CDN$3,000,000.  An amount equal to 22.22% of the 2013 EBITDA Basic Earn-Out Amount shall be paid in cash and the balance shall be paid by Apex issuing a subordinated convertible note (the “Note”).  The obligations of Apex under the SPA are guaranteed by the Company.

If the 2013 EBITDA is greater than CDN$2,000,000, then Apex shall pay to the Vendors an amount (the “2013 EBITDA Additional Earn-Out Amount”) by which the dollar-for-dollar 2013 EBITDA exceeds CDN$2,000,000, up to a maximum of CDN$500,000.  The 2013 EBITDA Additional Earn-Out shall be paid by the issuance to the Vendors of shares of the Company’s common stock.  The number of shares to be issued to the Vendor shall be determined by the amount due divided by the 30 day average daily closing price of the shares of the Company’s common stock in the month of July (“Market Price”).  The shares issued to the Vendors will be restricted but have certain piggy back registration rights as set forth in the SPA.

Under the terms of the Note Apex will pay the principal sum due on the Note in 8 quarterly payments beginning on January 31, 2014 (“Installment Dates”).  Interest from and after August 1, 2013, shall be paid in arrears on the last day of each calendar quarter commencing on January 31, 2014.  The interest rate shall be determined as follows:

(i)	9% per annum, calculated and compounded quarterly before November 1, 2014; and

(ii)	11% per annum, calculated and compounded quarterly after October 31, 2014;

(iii)
except, however, that, if, during the term of the Note, the Company raises Net Equity Capital (as defined in the Note) in an amount greater than CDN$5,000,000 and this Note is not repaid in full within 30 days from the date that the Company receives such Net Equity Capital, the interest rate otherwise provided in the Note shall be 15% per annum from the end of such 30-day period to the first anniversary thereof and 20% per annum thereafter to the date of payment in full.

The Note is convertible, only on each Installment Date, at the option of the Vendors, into shares of the Company’s common stock at a conversion price that is equal to the greater of the market price of the Company’s common stock on the day prior to the conversion, or a US$1.00.  The shares issuable under the Note will be restricted but have certain piggy back rights as set forth in the SPA.

In connection with the acquisition of the shares of Apex, the Company, Apex and DD entered into an employment agreement.  Pursuant to the employment agreement, DD will be employed as the chief executive officer of Apex.  Under the employment agreement, DD’s salary will be CDN$180,000 per annum.  Under the employment agreement, DD is eligible for the following bonuses:

▪
Apex shall pay DD an amount equal to 8.75% of the amount, if any, by which the 2013 Net Revenues for the 12 month period ending July 31, 2013 (the “2013 Net Revenues”) exceed the Net Revenues for the 12 month period ending July 31, 2011.

▪
Apex shall pay DD an amount equal to 8.75% of the amount, if any, by which the 2014 Net Revenues for the 12 month period ending July 31, 2014 (the “2014 Net Revenues”) exceed the greater of: (i) the 2011 Net Revenues and (ii) the 2013 Net Revenues.

▪
Apex shall pay DD an amount equal to 8.75% of the amount, if any, by which the 2015 Net Revenues for the 12 month period ending July 31, 2014 exceed the greatest of: (i) the 2011 Net Revenues, (ii) the 2013 Net Revenues and (iii) the 2014 Net Revenues.

The amounts of the above-referenced bonuses in the aggregate shall not exceed CDN$5,000,000 and all amounts paid to DD shall be less deductions and withholdings required by applicable law.  The Company guaranteed the obligations of Apex under the employment agreement.

Under the employment agreement, the Company further agreed that DD would be appointed to the Company’s board of directors effective June 4, 2012, and would not be removed from the Company’s board of directors during the Earn-Out Period (as defined in the employment agreement) and the Bonus Period (as defined in the employment agreement) except by except by death, bankruptcy, incapacity or voluntary resignation.

As mentioned above, pursuant to the SPA, the Company entered into a Guarantee Agreement with the Vendors (the “Guarantee”).  Pursuant to the Guarantee, the Company guarantees the payment and satisfaction of Apex’s obligations under the Note.

The shares that may be issued pursuant to the SPA and/or the Note will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The descriptions of the terms of the SPA, the Note, the Employment Agreement, the Apex Guarantee and the Escrow Agreement do not purport to be complete and are qualified in their entirety by these agreements copies of which are included as Exhibits to this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

On June 4, 2012, the Company, Apex Systems Integrators Inc. (“Apex”), 2314505 Ontario Inc. (the “Borrower”), and BDC Capital Inc., a wholly-owned subsidiary of Business Development Bank of Canada (“BDC”) entered into a Loan Agreement (the “BDC Loan Agreement”).  Pursuant to the BDC Loan Agreement:

o
BDC made available to the Borrower a non-revolving term credit facility (the “BDC Credit Facility”) in the aggregate amount of CDN$1,700,000, for the purposes of assisting with the purchase of 100% of the shares of Apex and closing costs.

o	Interest on the BDC Credit Facility will accrue at the rate of 12.5% per year, payable monthly.

o	The BDC Credit Facility will mature on June 23, 2016, which (provided no event of default shall have occurred and be continuing) may be extended for an additional year at a fee of 2%.

o	Subject to compliance with senior lender and Bank covenants, the Borrower will make a mandatory annual principal payment in the form of a cash flow sweep.

o
In addition to the interest payable on the Credit Facility, the Borrower and Apex jointly agreed to pay to BDC consecutive quarterly payments in the amount of CDN $20,000 each commencing on June 23, 2012 and on the 23rd day of each subsequent quarter thereafter continuing up to and including the maturity date.

In connection with the BDC Loan Agreement:

o
Apex and the Borrower each executed a general security agreement in favor of BDC, pursuant to which each of Apex and the Borrower granted to BDC a security interest in their respective personal property.

o	Apex executed a guarantee in favor of BDC pursuant to which Apex guaranteed the obligations of the Borrower under the BDC Loan Agreement.

o
The Company executed a conditional guarantee in favor of BDC, pursuant to which, subject to certainconditions, the Company guaranteed the obligations of the Borrower and Apex under the BDC Loan Agreement.

o
BDC executed a subordination agreement in favor of Silicon Valley Bank, pursuant to which BDC agreedto subordinate any security interest in assets of the Company granted in connection with the BDC Loan Agreement to Silicon Valley Bank’s existing security interest in assets of the Company.

On June 4, 2012, Apex and the Borrower entered into a Credit Agreement (the “RBC Credit Agreement”) with Royal Bank of Canada (“RBC”).  Pursuant to the RBC Credit Agreement, RBC made available to the Borrower certain credit facilities in the aggregate amount of up to $2,750,000, including a revolving demand facility having an authorized limit of $200,000. Interest on the facilities is variable, including RBP (or Royal Bank Prime) +1.5% for RBP Based Loans and RBUSBR (or Royal Bank US Base Rate) + 1.5% for RBUSBR Loans. Borrowings under the revolving facility are payable on demand, and are subject to certain mandatory repayments.

In connection with the RBC Credit Agreement:

o
Apex, the Borrower and the Company each executed a security agreement in favor of RBC, pursuant to which each of Apex, the Borrower and the Company granted to RBC a security interest in their respective personal property.

o	Apex and the Company each executed a guarantee in favor of RBC pursuant to which Apex and the Company each guaranteed the obligations of theBorrower under the RBC Credit Agreement.

o
BDC, the Borrower, Apex and RBC entered into a subordination and priorities agreement, pursuant to which the credit facility provided under the BDC Loan Agreement was subordinated to the credit facilities provided by RBC under the RBC Credit Agreement.

o
RBC and Silicon Valley Bank entered into a subordination agreement, pursuant to which RBC agreed to subordinate any security interest in assets of the Company granted in connection with the RBC Credit Agreement to Silicon Valley Bank’s existing security interest in assets of the Company.

In connection with the BDC Loan Agreement, the RBC Credit Agreement, and the SPA, on June 4, 2012, the Company entered into a consent and waiver agreement (the “Consent and Waiver”) with Sigma Opportunity Fund II, LLC (“Sigma Opportunity Fund”), Sigma Capital Advisors (“Sigma Advisors”), and Donald W. Rowley (the Company’s chief financial officer).  Pursuant to the Consent and Waiver:

o
Sigma Opportunity Fund and Sigma Advisors agreed that they would not exercise their demand registration rights under the Investor Rights Agreement, dated June 30, 2011, among the Company, Sigma Opportunity Fund and Sigma Advisors until the earlier of the date the number of shares of the Company’s common stock issuable to the Vendors pursuant to the 2013 EBITDA Additional Earn-Out Amount (as defined in the SPA) have been determined or June 30, 2013.

o
The Company agreed to pay Sigma Advisors, within one day of execution of the Consent and Waiver, a fee of $400,000, and Sigma Advisors agreed that no further payments will be due under the Advisory Services Agreement, dated May 18, 2011, between the Company and Sigma Advisors, with respect to the SPA, the BDC Loan Agreement, the RBC Credit Agreement, and the transactions contemplated thereunder.

o
Sigma Opportunity Fund waived certain provisions of the Exchange Agreement, dated June 30, 2011, between the Company and Sigma Opportunity Fund, and the Certificate of Designation of Series C Preferred Stock (the “Certificate of Designation”), as they relate to the SPA, the BDC Loan Agreement, and the RBC Credit Agreement, and the transactions contemplated thereunder.

o
Effective June 4, 2012, the Dividend Rate (as defined in the Certificate of Designation) will be 20%, the definition of Breach Event included in the Certificate of Designations will include any default under the Consent and Waiver, under the loan documentation with any lender to the Company, its subsidiaries or affiliates, and any breach or default under any agreement relating to the acquisition of Apex.  The parties will negotiate in good faith until August 15, 2012 relating to any other changes to the Certificate of Designation that the parties may wish to agree upon in order to protect the interests of the holders of the Series C Preferred Stock and the Company will file such mutually agreeable amended Certificate of Designation within two weeks thereafter. If the parties are unable to agree as to the form of revised Certificate of Designations within such period, the Company will amend the Certificate of Designation within two weeks thereafter as set forth in the first sentence of this paragraph and previously committed options to purchase common stock will be issued (not to exceed 100,000 shares) at the then fair market value (being the closing price on the day prior to issuance) per share pursuant to the Company’s equity compensation plan, thereby causing the Conversion Value (as defined in the Certificate of Designation) of the Series C Preferred Stock to be reset to such fair market value.

o
The Company agreed to issue (no later than 15 days after execution of the Consent and Waiver) to (i) Sigma Opportunity Fund 272,727 shares of common stock, (ii) Sigma Advisors 25,000 shares of common stock, and (iii) Donald W. Rowley 27,273 shares of common stock.

o
Effective upon the increase in the Dividend Rate, the interest rate on the balance of the AP Amount (as defined in the Agreement among the Company, Sigma Opportunity Fund and Donald W. Rowley, dated June 30, 2011) will increase to 25% per annum.

The descriptions of the terms of the BDC Loan Agreement, the RBC Credit Agreement, the Consent and Waiver, the guarantees, the security agreements, the subordination agreement, and the subordination and priorities agreement, do not purport to be complete and are qualified in their entirety by these agreements copies of which are included as exhibits to this Report.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the purchase of the shares of Apex, as of June 4, 2012, Donald Dalicandro was appointed to the board of directors of the Company.

For a description of the agreements and transactions between Mr. Dalicandro the Company and/or its subsidiaries, please see Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.
(a)  Financial Statements of business acquired.  The required financial statements will be filed no later than 72 calendar days after the date of the filing of this report on Form 8-K.

(b)  Pro forma financial information.  The required pro forma financial information will be filed no later than 72 calendar days after the date of the filing of this report on Form 8-K.

(c)  Shell Company Transaction

N/A

(d)  Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement between 2314505 Ontario Inc., Company, Karen Dalicandro, Donald Dalicandro and 2293046 Ontario Inc.
10.1	Employment Agreement between Apex Systems Integrators Inc., Donald Dalicandro and the Company.
10.2	Form of Convertible Note
10.3	Form of DPS Guarantee by and between Company., Karen Dalicandro and 2293046 Ontario Inc.
10.4	General Security Agreement between Apex Systems Integrators Inc., Karen Dalicandro and 2293046 Ontario Inc.
10.5	Escrow Agreement between 2314505 Ontario Inc., Company, Karen Dalicandro, 2293046 Ontario Inc. and McMillan LLP
10.6	Noncompetition Agreement between Donald Dalicandro, Karen Dalicandro and 2314505 Ontario Inc.
10.7	IP Assignment Agreement between Donald Dalicandro and Apex Systems Integrators Inc.
10.8	IP Assignment Agreement between Karen Dalicandro and Apex Systems Integrators Inc.
10.9	Credit Agreement between Royal Bank of Canada, Company, 2314505 Ontario Inc. and Apex Systems Integrators Inc.
10.10	General Security Agreement between Royal Bank of Canada and Apex Systems Integrators Inc.
10.11	General Security Agreement between Royal Bank of Canada and 2314505 Ontario Inc.
10.12	Security Agreement between Royal Bank of Canada and the Company
10.13	Guarantee between the Company and Royal Bank of Canada
10.14	Guaranty between Apex Systems Integrators Inc. and Royal Bank of Canada
10.15	Loan Agreement between BDC Capital Inc., the Company, 2314505 Ontario Inc. and Apex Systems Integrators Inc.
10.16	General Security Agreement between BDC Capital Inc. and Apex Systems Integrators Inc.
10.17	General Security Agreement between BDC Capital Inc. and 2314505 Ontario Inc.
10.18	Guarantee between Apex Systems Integrators Inc. and BDC Capital Inc.
10.19	Guarantee between the Company and BDC Capital Inc.
10.20	Subordination Agreement between BDC Capital Inc. and Silicon Valley Bank
10.21	Consent and Waiver Agreement among the Company, Sigma Opportunity Fund II, LLC, Sigma Capital Advisors and Donald W. Rowley
10.22	Subordination Agreement between Royal Bank of Canada and Silicon Valley Bank
10.23	Subordination and Priorities Agreement among Royal Bank of Canada, BDC Capital Inc., Apex Systems Integrators Inc. and 2314505 Ontario Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS, INC.

Dated: June 7, 2012	By:	/s/ / Donald W. Rowley
Name: Donald W. Rowley
Title: Chief Financial Officer